UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 3, 2005

infoUSA Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19598	47-0751545
(Commission File Number)	(I.R.S. Employer Identification No.)

5711 South 86th Circle
Omaha, Nebraska	68127
(Address of Principal Executive Offices)	(Zip Code)

(402) 593-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Press Release Dated January 7, 2005
Press Release Dated January 3, 2005

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is being furnished pursuant to Item 2.02 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On January 7, 2005, infoUSA Inc. (the “Company”) issued a press release providing guidance with respect to its results of operations for the fiscal year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

     The following information is being furnished pursuant to Item 7.01 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On January 3, 2005, the Company issued a press release regarding the total amount of indebtedness repaid by the Company in the fiscal year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits. The following exhibits are furnished herewith:

	Exhibit 99.1	Press Release dated January 7, 2005

	Exhibit 99.2	Press Release dated January 3, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

infoUSA, Inc. (Registrant)
Date: January 7, 2005	By:	/s/ RAJ DAS
Raj Das,
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Press Release dated January 7, 2005

Exhibit 99.2	Press Release dated January 3, 2005